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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 14, 1996

SUPERIOR BANK FSB (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 1996, providing for the issuance of AFC Mortgage Loan Asset Backed Certificates, Series 1996-2)

                                SUPERIOR BANK FSB
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             (Exact name of registrant as specified in its charter)


     United States                      333-4492                36-1414142
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(State or Other Jurisdiction          (Commission           (I.R.S. Employer
of Incorporation)                     File Number)        Identification Number)

   One Lincoln Centre
Oakbrook Terrace, Illinois                                        60181
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 (Address of Principal                                          (Zip Code)
   Executive Offices)


Registrant's telephone number, including area code (708) 916-4000



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements.

                           The financial statements of Financial Guaranty
                  Insurance Corporation ("FGIC") incorporated by reference in a Prospectus Supplement dated June 14, 1996, relating to AFC Mortgage Loan Asset Backed Certificates, Series 1996-2, were included in reliance upon the report of KPMG Peat Marwick LLP, given upon the authority of such firm as an expert in accounting and auditing. The consent of the use of such report is attached hereto as Exhibit 1.

         (b)      Pro Forma Financial Information.

                           Not Applicable.

         (c)      Exhibits

                   Item 601(a) of
                   Regulation S-K
Exhibit No.        Exhibit No.               Description
- -----------        --------------            -----------
   1                    23              Accountant's Consent


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             SUPERIOR BANK FSB

                             By:      /s/ WILLIAM C. BRACKEN
                                 ----------------------------------
                                    Name:  William C. Bracken
                                    Title: Senior Vice President
                                             and Chief Financial Officer

Dated:  June 14, 1996


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                                  EXHIBIT INDEX


Exhibit No.            Description                                       Page
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     1                 Consent of KPMG Peat Marwick LLP